Exhibit (g)(6)

APPENDIX A

TO

CUSTODIAN AGREEMENT

BETWEEN

CITIBANK, N.A.

AND

EACH OF THE INVESTMENT COMPANIES

DATED AS OF October 30, 2013

Trust	Fund	Effective
Fidelity Advisor Series I	Fidelity Advisor Mid Cap II Fund	June 29, 2007
Fidelity Advisor Series II	Fidelity Advisor Municipal Income Fund	January 1, 2007
Fidelity Advisor Series VIII	Fidelity Advisor Global Equity Income Fund	April 24, 2012
Fidelity California Municipal Trust	Fidelity California Limited Term Tax-Free Bond Fund	January 1, 2007
Fidelity California Municipal Trust	Fidelity California Municipal Income Fund	January 1, 2007
Fidelity California Municipal Trust II	Fidelity California AMT Tax-Free Money Market Fund	January 1, 2007
Fidelity California Municipal Trust II	Fidelity California Municipal Money Market Fund	January 1, 2007
Fidelity Capital Trust	Fidelity Capital Appreciation Fund	March 26, 2007
Fidelity Central Investment Portfolio II LLC	Fidelity Inflation-Protected Bond Index Central Fund	February 15, 2012
Fidelity Colchester Street Trust	Tax-Exempt Portfolio	January 1, 2007
Fidelity Court Street Trust	Fidelity Connecticut Municipal Income Fund	January 1, 2007
Fidelity Court Street Trust	Fidelity New Jersey Municipal Income Fund	January 1, 2007
Fidelity Court Street Trust II	Fidelity Connecticut Municipal Money Market Fund	January 1, 2007
Fidelity Court Street Trust II	Fidelity New Jersey AMT Tax-Free Money Market Fund	January 1, 2007
Fidelity Court Street Trust II	Fidelity New Jersey Municipal Money Market Fund	January 1, 2007
Fidelity Devonshire Trust	Fidelity Mid Cap Value Fund	January 1, 2007
Fidelity Devonshire Trust	Fidelity Stock Selector Large Cap Value Fund	January 1, 2007
Fidelity Financial Trust	Fidelity Convertible Securities Fund	January 1, 2007
Fidelity Hastings Street Trust	Fidelity Fifty Fund	January 1, 2007
Fidelity Income Fund	Fidelity Total Bond Fund	January 1, 2007
Fidelity Income Fund	Fidelity Ultra-Short Bond Fund	January 1, 2007
Fidelity Investment Trust	Fidelity Global Equity Income Fund	April 24, 2012
Fidelity Massachusetts Municipal Trust	Fidelity Massachusetts AMT Tax-Free Money Market Fund	January 1, 2007
Fidelity Massachusetts Municipal Trust	Fidelity Massachusetts Municipal Income Fund	January 1, 2007
Fidelity Massachusetts Municipal Trust	Fidelity Massachusetts Municipal Money Market Fund	January 1, 2007
Fidelity Mt. Vernon Street Trust	Fidelity Growth Company Fund	March 25, 2011
Fidelity Municipal Trust	Fidelity Conservative Income Municipal Bond Fund	October 8, 2013
Fidelity Municipal Trust	Fidelity Limited Term Municipal Income Fund	January 1, 2007
Fidelity Municipal Trust	Fidelity Michigan Municipal Income Fund	January 1, 2007
Fidelity Municipal Trust	Fidelity Minnesota Municipal Income Fund	January 1, 2007
Fidelity Municipal Trust	Fidelity Municipal Income Fund	January 1, 2007
Fidelity Municipal Trust	Fidelity Ohio Municipal Income Fund	January 1, 2007
Fidelity Municipal Trust	Fidelity Pennsylvania Municipal Income Fund	January 1, 2007
Fidelity Municipal Trust II	Fidelity Michigan Municipal Money Market Fund	January 1, 2007
Fidelity Municipal Trust II	Fidelity Ohio Municipal Money Market Fund	January 1, 2007
Fidelity Municipal Trust II	Fidelity Pennsylvania Municipal Money Market Fund	January 1, 2007
Fidelity New York Municipal Trust	Fidelity New York Municipal Income Fund	January 1, 2007
Fidelity New York Municipal Trust II	Fidelity New York AMT Tax-Free Money Market Fund	January 1, 2007
Fidelity New York Municipal Trust II	Fidelity New York Municipal Money Market Fund	January 1, 2007
Fidelity Newbury Street Trust	Tax-Exempt Fund	January 1, 2007
Fidelity Puritan Trust	Fidelity Balanced Fund	March 26, 2007
Fidelity Puritan Trust	Fidelity Value Discovery Fund	January 1, 2007
Fidelity Revere Street Trust	Fidelity Municipal Cash Central Fund	January 1, 2007
Fidelity Revere Street Trust	Fidelity Tax-Free Cash Central Fund	January 1, 2007
Fidelity Salem Street Trust	Fidelity Inflation-Protected Bond Fund	January 1, 2007
Fidelity Salem Street Trust	Fidelity Municipal Income 2015 Fund	May 16, 2011
Fidelity Salem Street Trust	Fidelity Municipal Income 2017 Fund	May 16, 2011
Fidelity Salem Street Trust	Fidelity Municipal Income 2019 Fund	May 16, 2011
Fidelity Salem Street Trust	Fidelity Municipal Income 2021 Fund	May 16, 2011
Fidelity Salem Street Trust	Fidelity Municipal Income 2023 Fund	April 16, 2013
Fidelity Salem Street Trust	Fidelity Strategic Dividend & Income Fund	June 29, 2007
Fidelity Salem Street Trust	Fidelity Tax-Free Bond Fund	June 29, 2007
Fidelity Salem Street Trust	Spartan Inflation-Protected Bond Index Fund	May 9, 2012
Fidelity Securities Fund	Fidelity Blue Chip Growth Fund	January 1, 2007
Fidelity Securities Fund	Fidelity Dividend Growth Fund	January 1, 2007
Fidelity Securities Fund	Fidelity Real Estate Income Fund	January 1, 2007
Fidelity Securities Fund	Fidelity Series Small Cap Opportunities Fund	March 30, 2007
Fidelity Securities Fund	Fidelity Small Cap Growth Fund	January 1, 2007
Fidelity Securities Fund	Fidelity Small Cap Value Fund	January 1, 2007
Fidelity School Street Trust	Fidelity Intermediate Municipal Income Fund	January 1, 2007
Fidelity Summer Street Trust	Fidelity Focused High Income Fund	June 29, 2007
Fidelity Union Street Trust	Fidelity Arizona Municipal Income Fund	January 1, 2007
Fidelity Union Street Trust	Fidelity Maryland Municipal Income Fund	January 1, 2007
Fidelity Union Street Trust II	Fidelity AMT Tax-Free Money Fund	January 1, 2007
Fidelity Union Street Trust II	Fidelity Arizona Municipal Money Market Fund	January 1, 2007
Fidelity Union Street Trust II	Fidelity Municipal Money Market Fund	January 1, 2007

Notes:

1. Addition of Fidelity Salem Street Trust: Fidelity Municipal Income 2023 Fund effective April 16, 2013.

2. Removal of Fidelity Devonshire Trust: Fidelity Large Cap Growth Fund effective June 21, 2013.

3. Fidelity Municipal Trust: Fidelity Short-Intermediate Municipal Income Fund changed to: Fidelity Municipal Trust: Fidelity Limited Term Municipal Income Fund effective August 1, 2013.

4. Fidelity California Municipal Trust: Fidelity California Short-Intermediate Tax-Free Bond Fund changed to Fidelity California Municipal Trust: Fidelity California Limited Term Tax-Free Bond Fund effective August 1, 2013.

Each of the Investment Companies Listed on Appendix "A" Attached Hereto, on Behalf of each of Their Respective Portfolios

By: /s/ Stacie M. Smith

Name: Stacie M. Smith

Title: Deputy Treasurer - Equity / High Income Funds

Assistant Treasurer - Fixed Income Asset Allocation Funds

Assistant Treasurer - Sector Portfolios Funds

Citibank, N.A. By: /s/ Steven P. Wager Name: STEVEN P. WAGER Title: VICE PRESIDENT CITI TRANSACTION SERVICES 388 GREENWICH STREET NEW YORK, NY 10013 212-816-6529